SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report:April 24, 1998
(Date of earliest event reported)



                        Residential Accredit Loans Inc.
            (Exact name of registrant as specified in its charter)


Delaware                           333-48327                        51-0368240
(State or Other Juris-            (Commission                 (I.R.S. Employer
diction of Incorporation)        File Number)              Identification No.)


         8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota   55437
                    (Address of Principal Executive Office)         (Zip Code)


       Registrant's telephone number, including area code:(612) 832-7000

[CMRASC.WPD    December 7, 1995]

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Item 5Other Events.


            On April30,  1998, the Registrant  expects to cause the issuance and sale of Mortgage Pass-Through Certificates, Series 1998-QS5 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of April 1, 1998, among the Registrant, Residential Funding Corporation, as Master Servicer, and Bankers Trust Company, Ltd., as Trustee.

            In connection with the expected sale of the Series 1998-QS5, Class A-1, Class A-2 Class A-3, Class A-4 and Class A-5 Certificates, (the "Underwritten Certificates"), the Registrant has been advised by Lehman Brothers, Inc., (the "Underwriter"), that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of the related Registration Statement, which Computational Materials are being filed manually as an exhibit to this report.

            The Computational Materials filed herewith as Exhibit 99 have been provided by the Underwriter. The information in the Computational
      Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other related information subsequently filed with the Securities and Exchange Commission.

            The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the related Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to, or appropriate for, investors other than those specifically requesting them.

            In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of
      Underwritten Certificates may very under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.


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            Certain   assumptions  may  have  been  made  in  the  Computational
      Materials which have resulted in certain returns which are detailed in the Computational Materials. No representation is made that any returns set forth in the Computational Materials will be achieved. Changes to the assumptions used therein may have a material impact on any returns detailed. Past performance is not indicative of future results.




Item 7Financial Statements, Pro Forma Financial Information and Exhibits


      (a)   Financial Statements.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits



                           Item 601(a) of
                           Regulation S-K
     Exhibit No.            Exhibit No.                  Description
          1                      99                Computational Materials



[CMRASC.WPD    December 7, 1995]

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      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                              RESIDENTIAL ACCREDIT
                                   LOANS INC.

                                          By:
                                          Name:Randal L. Van Zee
                                          Title: Vice President




Dated: April 24, 1998


























[CMRASC.WPD    December 7, 1995]

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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                              RESIDENTIAL ACCREDIT
                                   LOANS INC.

                                          By:     Randal L. Van Zee
                                          Name:Randal L. Van Zee
                                          Title: Vice President




Dated:April 24, 1998

[CMRASC.WPD    December 7, 1995]

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                                 EXHIBIT INDEX


                        Item 601 (a) of Sequentially
      Exhibit     Regulation S-K Numbered
      Number            Exhibit No.        Description      Format


1                            99             Computational              P
                                    Materials



[CMRASC.WPD    December 7, 1995]

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                                  EXHIBIT 1

                            (Intentionally Omitted)

[CMRASC.WPD    December 7, 1995]

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